EXHIBIT 1

                                CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL
                            ------------------------

06/30/97  Receipt of Interest on Canadian General Insurance        $2,281,455.31
          Group Limited 9.125% Subordinated Debentures due         -------------
          March 31, 2026

06/30/97  Funds disbursed to Holders of Canadian General Trust     $2,281,455.31
          Originated Preferred Securities and Common Stock         -------------



Dated:  July 17, 1997




                                   By:   IBJ SCHRODER BANK & TRUST COMPANY
                                         as Administrative Trustee



                                         By: \s\ Stuart Rothenberg
                                            -----------------------------------
                                                 Stuart Rothenberg
                                                 Assistant Vice President